THIRD QUARTER REPORT

JUNE 30, 2007

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2007 Third Quarter Report

President's Letter	1

Summary Information	2

Commentary on The Oakmark and Oakmark Select Funds	4

The Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	7

The Oakmark Select Fund

Letter from the Portfolio Managers	11

Schedule of Investments	12

The Oakmark Equity and Income Fund

Letter from the Portfolio Managers	14

Schedule of Investments	16

The Oakmark Global Fund

Letter from the Portfolio Managers	21

Global Diversification Chart	23

Schedule of Investments	24

The Oakmark Global Select Fund

Letter from the Portfolio Managers	29

Global Diversification Chart	31

Schedule of Investments	32

Commentary on The International and International Small Cap Funds	35

The Oakmark International Fund

Letter from the Portfolio Manager	36

International Diversification Chart	38

Schedule of Investments	39

The Oakmark International Small Cap Fund

Letter from the Portfolio Managers	44

International Diversification Chart	46

Schedule of Investments	47

Oakmark Philosophy and Process	55

The Oakmark Glossary	56

Trustees and Officers	57

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Domestic and international stock markets advanced strongly in the quarter ended June 30, extending their gains of the past several quarters. International market indexes again showed the highest returns, benefiting from the weakness of the dollar. Strong worldwide economic growth, robust corporate profits, and record high levels of acquisition activity, generated by corporate purchasers and private equity/leveraged buyout houses, drove this performance. The strength comes despite a jump in long-term U.S. interest rates and credit concerns about the weak U.S. housing and mortgage sector. With the strength in the quarter, most of the broader U.S. and international equity indexes finished the quarter up over 20% from a year ago. Importantly, every one of our Funds achieved a new all-time high net asset value during the quarter.

Credit Cycles and Investment Risk

Times are good. The U.S. economic expansion is in its sixth year. World economic growth is also strong, led by the surging Chinese and Indian economies. World stock market indexes are setting new records. Liquidity is high and lenders are anxious to put money to work. Large ($10 billion plus) leveraged buyouts ("LBOs"), which take public companies private using borrowed money, have become commonplace and are fueling the market's strength. In fact, investors have concluded that they are now such a permanent part of the landscape that the private equity firms that sponsor these deals are selling their own business to the investing public at rich valuations.

As often happens in extended good times, investors who hope to extend their winning streak (or keep up with the market) reach for returns by taking on additional risk. As the memories of difficult times fade, investors can lose perspective on the downside of the risk/reward tradeoff. Premiums demanded for riskier loans and investments narrow, and eventually we find ourselves where we are today—where capital available for risky investments is exceedingly abundant and receives little reward for the high risk it bears. Today we see these excesses in the high-yield bond market, in the flow of loans and investor equity into LBOs and hedge funds, in the strong flows of capital into emerging markets such as China, in the high values assigned to low quality cyclical businesses, and until recently in the U.S. mortgage market.

We have noted these excesses for some time, and several of our Fund managers touch upon them again in their letters this quarter. We believe, however, that some of these imbalances may be starting to correct—particularly in the mortgage and high-yield debt markets. The timing and severity of the inevitable correction and the events that will trigger the shift are difficult to forecast. Credit and risk cycles often last much longer than logic might predict. We suggest, though, that the unwinding of the current cycle will be painful for investors who have reached for risky investments and that, as has been the case in most past cycles, markets will overcorrect.

At Oakmark, our value investing discipline and bottom-up stock picking help us to avoid many of the pitfalls of the risk cycle. We focus on business value and limiting risk, which enables us to concentrate our analysis upon risk/reward tradeoffs so that we only take on extra risk when we believe we will be richly rewarded. As an example, we sold most of our high-yield bond holdings in 2005, when yield premiums narrowed to levels that we deemed inadequate. Likewise, we have found ourselves shifting our equity holdings—stock by stock—to higher quality, lower risk, large-cap companies that we believe offer larger discounts to value and lower risk than most of their cyclical counterparts. Finally, as David Herro notes in his letter, while Chinese stocks have drawn many eager investors seeking to capitalize upon the country's soaring economy and stock market, we have avoided investments in Chinese stocks due to their inflated valuations, corporate governance issues, and political risk.

Looking forward, as the current cycle matures, we will continue to weigh our alternatives patiently and unemotionally in order to find the most attractive investments. If credit markets shift dramatically and offer us the compelling risk/reward payoff that we seek, we are likely to become owners of many of the same investments that we have shunned for the past several years.

Thank you for entrusting your investments to The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President of The Oakmark Funds
President and CEO of Harris Associates L.P.

June 30, 2007

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended June 30, 2007[1]	The Oakmark Fund—Class I (OAKMX)	The Oakmark Select Fund—Class I (OAKLX)	The Oakmark Equity and Income Fund—Class I (OAKBX)	The Oakmark Global Fund—Class I (OAKGX)
3 Months*	6.35%	7.84%	4.04%	5.54%
1 Year	21.27%	17.87%	14.86%	27.73%
Average Annual Total Return for:
3 Year	10.08%	10.99%	10.35%	19.58%
5 Year	9.22%	10.57%	11.26%	20.47%
10 Year	7.26%	15.16%	12.62%	N/A
Since inception	15.48% (8/5/91)	17.96% (11/1/96)	13.57% (11/1/95)	17.78% (8/4/99)
Top Five Equity Holdings as of June 30, 2007[2] Company and % of Total Net Assets	McDonald's Corporation 3.4% Washington Mutual, Inc. 2.8% Yum! Brands, Inc. 2.8% Time Warner Inc. 2.6% Texas Instruments Incorporated 2.5%	Washington Mutual, Inc. 14.0% Yum! Brands, Inc. 7.8% H&R Block, Inc. 6.1% McDonald's Corporation 5.9% Time Warner Inc. 5.0%	XTO Energy, Inc. 4.9% EnCana Corp 3.1% Nestle SA 2.9% General Dynamics Corporation 2.8% EchoStar Communications Corporation, Class A 2.8%	DaimlerChrysler AG 3.5% UBS AG 3.4% Rohm Company Limited 3.2% GlaxoSmithKline plc 3.2% XTO Energy, Inc. 3.2%
Sector Allocation as of June 30, 2007 Sector and % of Market Value	Consumer Discretionary 36.7% Financials 14.0% Consumer Staples 13.2% Information Technology 12.9% Health Care 11.0% Industrials 8.7% Telecommunication Services 1.9% Energy 1.6%	Consumer Discretionary 49.8% Financials 18.6% Information Technology 15.5% Health Care 8.9% Industrials 3.7% Telecommunication Services 3.5%	U.S. Government
Securities 32.3%
Consumer
Discretionary 14.5%
Consumer Staples 14.0%
Energy 12.7%
Industrials 9.3%
Financials 5.4%
Foreign Government
Securities 5.1%
Health Care 4.6%
Information
Technology 1.9%
			Materials 0.2%	Consumer Discretionary 26.6% Information Technology 17.8% Health Care 15.7% Financials 14.5% Industrials 8.3% Consumer Staples 8.1% Energy 4.8% Telecommunication Services 3.3% Materials 0.9%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended June 30, 2007[1]	The Oakmark Global Select Fund—Class I (OAKWX)	The Oakmark International Fund—Class I (OAKIX)	The Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	7.78%	3.18%	2.52%
1 Year	N/A	24.71%	31.58%
Average Annual Total Return for:
3 Year	N/A	22.12%	27.79%
5 Year	N/A	17.38%	23.98%
10 Year	N/A	11.52%	15.39%
Since inception	N/A (10/2/06)	13.83% (9/30/92)	15.77% (11/1/95)
Top Five Equity Holdings as of June 30, 2007[2] Company and % of Total Net Assets	Novartis AG 5.0% GlaxoSmithKline plc 5.0% Rohm Company Limited 5.0% Intel Corporation 4.9% Bristol-Myers Squibb Company 4.9%	UBS AG 4.1% GlaxoSmithKline plc 3.8% SK Telecom Co., Ltd. 3.4% Novartis AG 3.4% HSBC Holdings plc 3.3%	Carpetright plc 3.7% Benfield Group Plc 3.6% Enodis plc 3.2% MLP AG 3.2% MDS Inc. 3.1%
Sector Allocation as of June 30, 2007 Sector and % of Market Value	Consumer Discretionary 29.4% Financials 24.9% Health Care 16.0% Information Technology 15.7% Telecommunication Services 4.8% Consumer Staples 4.7% Industrials 4.5%	Financials 32.4% Consumer Discretionary 29.4% Consumer Staples 9.7% Health Care 9.6% Information Technology 7.9% Telecommunication Services 4.8% Industrials 4.0% Materials 2.2%	Consumer Discretionary 32.4% Industrials 19.5% Information Technology 16.2% Financials 13.6% Health Care 7.9% Consumer Staples 7.7% Materials 2.7%

As of 9/30/06, the expense ratio was 1.05% for The Oakmark Fund, 0.99% for The Oakmark Select Fund, 0.86% for The Oakmark Equity & Income Fund, 1.18% for The Oakmark Global Fund, 1.08% for The Oakmark International Fund and 1.37% for The Oakmark International Small Cap Fund. As of 10/2/06, the expense ratio was 1.75% for The Oakmark Global Select Fund after accounting for a contractual expense reimbursement.

THE OAKMARK FUNDS

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Private equity. The term is everywhere. You can't go to a financial website, read the business section of a newspaper, or watch stock market shows on TV without hearing about private equity. Some say it's already overdone and will suffer the bad ending that all bubbles inevitably suffer. Some say it's early, and they still want more of their capital invested in private equity. Some argue that private equity is stealing companies from an uninformed public, while others say that private equity has inflated the entire stock market. What is it? Why all the sudden interest? Most importantly, how does it affect our Funds?

In the most general sense, private equity is simply ownership interest in a company whose stock does not trade publicly. More specifically, the term "private equity" today usually refers to the capital, which is normally highly leveraged, that is used to purchase a publicly held company. This type of transaction has roots back to the 1960s, but really began to blossom in the 1980s with the emergence of what was then called the "junk bond" market. One of the most difficult hurdles to pass before paying a premium to take a company private was obtaining the financing that facilitated a highly leveraged acquisition. The creation of a public market for very high risk debt made getting past that hurdle much easier. The logic behind those transactions was typically that the entrepreneurial buyer had a plan to radically increase the value of the business, perhaps by making tough decisions that corporate managers lacking economic alignment with their shareholders were unwilling to make, such as selling divisions and downsizing. The debt for such a transaction was expensive, frequently six percentage points or more above Treasuries. But, with lots of low hanging fruit, it was worth the cost, and the returns on leveraged private equity were high.

As always happens, however, the markets adjusted. Competition among buyout firms grew, bond owners demanded higher returns, and most importantly, corporate managements reformed, adopting the "maximize shareholder value" mantra, making high-return targets difficult to find. For the next twenty years or so, private equity faded to the background. Recently, however, the spread between Treasuries and what is now euphemistically called the "high yield" bond market has hit record lows. Bond buyers, hungrier than ever for yield, now demand only a three percentage point premium to Treasuries, half the historical spread. With bond buyers taking so much of the risk for so little of the return, levering up has again become profitable. In fact the after-tax cost of capital is now lower for private equity firms than it is for many cash-rich companies. A private equity firm can offer a safe harbor with no Sarbanes-Oxley, no public disclosure of executive compensation, and no pressure from investors to meet quarterly earnings targets. Financially, a leveraged private company also enjoys a big reduction in income tax payments (which is because interest to debt holders is deductible, while payments to shareholders aren't), and a leverage-enhanced equity return that is about twice the return of a typical stock.

Imagine a debt-free company that is growing earnings 10% per year and that sells in the stock market at sixteen times earnings. It accepts a 25% acquisition premium, getting purchased for twenty times earnings. The private buyer then increases the leverage to eight times cashflow, paying 8% in annual interest. After five years, the company re-enters the public marketplace, again at the same sixteen times earnings it sold for before it was acquired. Had the company remained public, the annual return to shareholders would have been only the 10% that earnings grew (since we assumed the P/E3 ratio didn't change). But, the return to the private equity holder in the above example is not just 10%. In fact, it exceeds the 20% compound annual return target that most private equity firms set as their hurdle. The tax payments fall sharply, the debt buyer allows for a very low cost of capital, and with no change in the operations, the equity returns are doubled. Magic! That's why we're seeing record volumes of such transactions. Private equity firms no longer need to devise operational strategies that increase earnings and grow value, but rather, most of today's transactions succeed purely on financial arbitrage.

Who's funding all this? Back in the old days, investors paid up significantly to have a public market for a security. "Marketable securities," both debt and equity, were considered preferable to unmarketable securities. They were viewed, correctly in our opinion, as less risky than private securities because they were easier to sell. But today, the tables have oddly turned. In an article about a local company that was getting acquired, CDW Corporation, the Chicago Tribune quoted an analyst as saying that one of the reasons this well run company should go private was that it would "allow CDW more access to capital."4 After I stopped laughing at what I thought was a misprint, I realized that today, it might actually be true. There is such a strong desire, misguided in our opinion, by institutional investors (endowment funds, foundations,

THE OAKMARK AND OAKMARK SELECT FUNDS

pension plans) to increase their exposure to "alternative investments" (read: high fee private partnerships) that it might be generally true that illiquid private investments are in greater demand than are liquid public investments.

At Oakmark, we're buying public equity interests in what we believe are some of the greatest businesses in the world, and we're paying lower prices than private equity is paying for what we view as mediocre businesses. But investor demand is falling for traditional public equity investment, while it is rapidly growing for private equity. Hmmm. That strikes us as an anomaly that is likely to reverse. To the extent private equity has provided a tail wind for the whole market, it has provided a much more powerful assist to mid-cap companies than to large-cap. When private equity slows, which it inevitably will, the loss of that tailwind shouldn't hurt large-cap stocks as much as it will hurt small- and mid-caps. By purchasing the businesses we believe are most attractively valued, independent of whether or not they are likely to get acquired, we believe we are well positioned no matter how long the private equity boom continues.

Some shareholders have asked if we aren't concerned that private equity will buy out all of our companies. To me, that's like asking: "Are you worried that if you win the lottery you might not be able to do it again?" We welcome acquisition bids on any of our holdings. If a potential buyer believes a company is worth a lot more than its market price, and they want to submit a proposal to purchase it, we applaud. But what if they're not offering full value? Once an acquisition proposal is made, our focus is as much on the process as it is on the price. We believe that today's acquisition market is so competitive that, almost by definition, an open process will result in a fair price. Last year when Knight-Ridder was being sold, we were disappointed that the price we got for our shares wasn't higher. We were, however, highly confident that the process had been fair and open, and therefore believed that the buyer was indeed the high bidder. With a year of hindsight and with lower valuations on newspapers today, both in the stock market and in transactions, the Knight-Ridder price appears to have been quite good. An open process with a level playing field is the best insurance we can get that we are obtaining the highest possible price. And if one of our holdings is considering a proposal to be acquired and you feel you're getting shut out from making a higher bid, please let us know. We can make a lot of noise when we need to.

William C. Nygren, CFA
Portfolio Manager

bnygren@oakmark.com

June 30, 2007

THE OAKMARK AND OAKMARK SELECT FUNDS

THE OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/07) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX5

		Average Annual Total Returns (as of 6/30/07)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	6.35%	21.27%	9.22%	7.26%	15.48%
S&P 500	6.28%	20.59%	10.71%	7.13%	11.13%
Dow Jones Average[6]	9.11%	23.03%	10.18%	7.85%	12.39%
Lipper Large Cap Value Index[7]	6.47%	21.48%	11.30%	7.59%	11.09%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/06 was 1.05%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 6% during the quarter. Since the Fund was flat in the first calendar quarter, the year-to-date increase is also 6%. The strength in the stock market and our portfolio was consistent with strong corporate earnings and continued heavy share repurchase and acquisition activity. For the quarter, sixteen of our stocks achieved double-digit gains compared to only two suffering double-digit losses. Our two largest positive contributors, Texas Instruments and Intel, each up 25%, benefited from better than expected earnings. Both stocks continue to sell at less than our estimate of business value, so despite the price increase, we still find both attractive. During the quarter we added three new positions and eliminated two. Our purchase of Best Buy is described below. We also added positions in Capital One Financial (COF - $78) and Federal Express (FDX - $111), which are explained on our website. First Data was sold after KKR announced their intent to purchase the company. Echostar was sold because the stock had performed well and was approaching our estimate of business value.

Best-Buy (BBY - $47)

Best Buy is the world's largest retailer of consumer electronics. With over 1100 stores and sales approaching $40 billion, Best Buy has not only the largest market share in the U.S. but has more than twice the share of the number two competitor. And with their market share still under 25%, most of the market remains in the hands of less efficient competitors. Over the past five years, Best Buy has grown per-share sales and earnings at 12% and 18% respectively. We expect the consumer electronics category to continue to grow faster than other retail categories, and we also expect Best Buy's aggressive expansion to increase their market share. Despite the track record and the long-term opportunity created by their competitive advantages, the stock fell from $60 last year to $44. Subtracting their $6 per share of excess cash (and its related interest income) Best Buy stock now sells at only 14 times expected earnings. The company has been an aggressive acquirer of their own stock so far this year, and it just announced plans to buy back an additional 25% of their outstanding shares. We believe that Best Buy is a superior business and therefore believe that investors will again reward it with a superior multiple.

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	Kevin G. Grant, CFA Portfolio Manager kgrant@oakmark.com

June 30, 2007

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—95.0%
Apparel Retail—2.7%
Limited Brands	4,628,047	$127,039,890
The Gap, Inc.	2,066,700	39,473,970
		166,513,860
Broadcasting & Cable TV—3.2%
Liberty Media Holding Corporation - Capital, Class A (a)	999,670	$117,641,166
Discovery Holding Company, Class A (a)	1,740,140	40,005,819
The DIRECTV Group, Inc. (a)	1,650,000	38,131,500
		195,778,485
Catalog Retail—1.4%
Liberty Media Holding Corporation - Interactive, Class A (a)	3,699,850	$82,617,650
Computer & Electronics Retail—1.5%
Best Buy Co., Inc.	1,920,500	$89,629,735
Department Stores—2.0%
Kohl's Corporation (a)	1,750,000	$124,302,500
Home Improvement Retail—2.0%
The Home Depot, Inc.	3,181,500	$125,192,025
Homebuilding—1.3%
Pulte Homes, Inc.	3,500,000	$78,575,000
Household Appliances—2.0%
The Black & Decker Corporation	1,400,000	$123,634,000
Housewares & Specialties—1.9%
Fortune Brands, Inc.	1,400,000	$115,318,000
Motorcycle Manufacturers—2.0%
Harley-Davidson, Inc.	2,000,000	$119,220,000
Movies & Entertainment—6.6%
Time Warner, Inc.	7,447,700	$156,699,608
Viacom, Inc., Class B (a)	3,239,745	134,870,584
The Walt Disney Company	3,300,000	112,662,000
		404,232,192
Restaurants—6.2%
McDonald's Corporation	4,050,000	$205,578,000
Yum! Brands, Inc.	5,248,000	171,714,560
		377,292,560
Specialized Consumer Services—2.0%
H&R Block, Inc.	5,358,600	$125,230,482

The Oakmark Fund

THE OAKMARK FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—95.0% (cont.)
Brewers—4.2%
InBev NV (b)	1,750,000	$139,341,061
Anheuser-Busch Companies, Inc.	2,250,000	117,360,000
		256,701,061
Distillers & Vintners—1.7%
Diageo plc (c)	1,271,000	$105,887,010
Hypermarkets & Super Centers—2.0%
Wal-Mart Stores, Inc.	2,500,000	$120,275,000
Packaged Foods & Meats—3.4%
H.J. Heinz Company	2,250,000	$106,807,500
General Mills, Inc.	1,756,000	102,585,520
		209,393,020
Soft Drinks—1.2%
The Coca-Cola Company	1,398,700	$73,165,997
Integrated Oil & Gas—1.5%
ConocoPhillips	1,200,373	$94,229,281
Asset Management & Custody Banks—1.3%
The Bank of New York Company, Inc.	1,950,000	$80,808,000
Consumer Finance—0.9%
Capital One Financial Corporation	700,000	$54,908,000
Diversified Banks—1.9%
U.S. Bancorp	3,450,000	$113,677,500
Life & Health Insurance—1.5%
AFLAC Incorporated	1,767,000	$90,823,800
Other Diversified Financial Services—4.2%
JPMorgan Chase & Co.	2,700,000	$130,815,000
Citigroup, Inc.	2,400,000	123,096,000
		253,911,000
Thrifts & Mortgage Finance—3.6%
Washington Mutual, Inc.	4,037,300	$172,150,472
MGIC Investment Corporation	828,800	47,125,568
		219,276,040
Health Care Equipment—3.7%
Baxter International, Inc.	2,300,000	$129,582,000
Medtronic, Inc.	1,850,000	95,941,000
		225,523,000

The Oakmark Fund

THE OAKMARK FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—95.0% (cont.)
Pharmaceuticals—6.7%
Schering-Plough Corporation	4,760,200	$144,900,488
Bristol-Myers Squibb Company	4,500,000	142,020,000
Abbott Laboratories	2,287,300	122,484,915
		409,405,403
Aerospace & Defense—3.9%
Raytheon Company	2,450,000	$132,030,500
Honeywell International, Inc.	1,900,000	106,932,000
		238,962,500
Air Freight & Logistics—1.4%
FedEx Corp.	750,000	$83,227,500
Building Products—1.6%
Masco Corporation	3,433,600	$97,754,592
Industrial Conglomerates—1.4%
Tyco International Ltd.	2,558,000	$86,434,820
Computer Hardware—5.0%
Hewlett-Packard Company	2,825,000	$126,051,500
Dell Inc. (a)	4,000,000	114,200,000
Sun Microsystems, Inc. (a)	12,270,000	64,540,200
		304,791,700
Data Processing & Outsourced Services—0.9%
Western Union Company	2,575,000	$53,637,250
Office Electronics—1.6%
Xerox Corporation (a)	5,272,400	$97,433,952
Semiconductors—4.8%
Texas Instruments Incorporated	4,000,000	$150,520,000
Intel Corporation	5,900,000	140,184,000
		290,704,000
Wireless Telecommunication Services—1.8%
Sprint Nextel Corporation	5,403,000	$111,896,130
Total Common Stocks (Cost: $3,827,298,746)		5,800,363,045

The Oakmark Fund

THE OAKMARK FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—4.4%
U.S. Government Agencies—1.6%
Fannie Mae, 5.13% due 7/20/2007	$100,000,000	$99,729,250
Total U.S. Government Agencies (Cost: $99,729,250)		99,729,250
Repurchase Agreement—2.8%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $167,107,280, collateralized by Federal National Mortgage Association Bonds, with rates of 4.825% - 5.680%, with maturities from 12/25/2021 - 2/1/2037, and with an aggregate market value plus accrued interest of $154,541,741, and by Government National Mortgage Association Bonds, with rates of 5.000% - 6.500%, with maturities from 4/20/2022 - 4/20/2035, and with an aggregate market value plus accrued interest of $20,855,129	$167,044,638	$167,044,638
Total Repurchase Agreement (Cost: $167,044,638)		167,044,638
Total Short Term Investments (Cost: $266,773,888)		266,773,888
Total Investments (Cost $4,094,072,634)—99.4%		$6,067,136,933
Other Assets In Excess Of Other Liabilities—0.6%		38,369,437
Total Net Assets—100%		$6,105,506,370

(a) Non-income producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depository Receipt.

The Oakmark Fund

THE OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/07) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX5

		Average Annual Total Returns (as of 6/30/07)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	7.84%	17.87%	10.57%	15.16%	17.96%
S&P 500	6.28%	20.59%	10.71%	7.13%	9.12%
Lipper Multi-Cap Value Index[8]	6.17%	20.18%	12.81%	8.73%	10.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/06 was 0.99%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund had a very good quarter, increasing in value by 8%. That gain outpaced a strong S&P 500 which gained 6%. Subtracting our first quarter loss also brings Select's year-to-date gain to 6%. Nine of our holdings achieved double-digit gains for the quarter compared to only one with a double-digit loss, Pulte Homes. The stagnation of housing prices has had a more negative effect on homebuilders' current earnings than we had anticipated. Despite that, we believe that large homebuilders have significant and increasing competitive advantages over small builders, which keeps us confident in their long-term outlook. We added to our Pulte position last quarter.

Our best performers, Intel and Dell, were both up over 20%. Both companies appear to be exiting difficult periods which we had viewed as temporary. Both still sell beneath our business value estimates, which is why our technology weighting continues to be higher than it has historically been. As we said last quarter, our largest position, Washington Mutual, though rarely our largest mover, is often the largest positive or negative contributor to portfolio performance. That was the case in the negative direction in the first quarter. It was also the case in the second quarter, but this time it contributed in the positive direction. We continue to believe that Washington Mutual's retail bank is very valuable and is growing more rapidly than its competitors are growing. The low valuation of a desirable business is what makes us believe that Washington Mutual continues to merit its heavy portfolio weighting.

During the quarter we sold our position in Gap Stores to make room for Home Depot. Home Depot announced the sale of their building supply business, which captured a couple billion dollars of profit and also allowed new management to focus 100% on their retail business. In the same press release, Home Depot also announced a massive acceleration of their share repurchase plan—intending to spend $22 billion to repurchase 30% of their share base. With debt available on such attractive terms and with Home Depot stock trading at only 12 times expected earnings, we applaud the aggressive repurchase.

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager berghoef@oakmark.com

June 30, 2007

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—94.8%
Apparel Retail—4.1%
Limited Brands	9,280,981	$254,762,929
Broadcasting & Cable TV—4.0%
Discovery Holding Company, Class A (a)	10,809,500	$248,510,405
Catalog Retail—4.4%
Liberty Media Holding Corporation - Interactive, Class A (a)	12,050,000	$269,076,500
Home Improvement Retail—3.2%
The Home Depot, Inc.	5,000,000	$196,750,000
Homebuilding—2.7%
Pulte Homes, Inc.	7,474,200	$167,795,790
Movies & Entertainment—9.0%
Time Warner, Inc.	14,540,000	$305,921,600
Viacom, Inc., Class B (a)	5,975,000	248,739,250
		554,660,850
Restaurants—13.7%
Yum! Brands, Inc.	14,689,000	$480,624,080
McDonald's Corporation	7,100,000	360,396,000
		841,020,080
Specialized Consumer Services—6.0%
H&R Block, Inc.	15,919,600	$372,041,052
Other Diversified Financial Services—3.6%
JPMorgan Chase & Co.	4,600,000	$222,870,000
Thrifts & Mortgage Finance—14.0%
Washington Mutual, Inc.	20,167,400	$859,937,936
Health Care Technology—4.2%
IMS Health Incorporated	8,003,441	$257,150,559
Pharmaceuticals—4.3%
Bristol-Myers Squibb Company	8,290,200	$261,638,712
Diversified Commercial & Professional Services—3.5%
The Dun & Bradstreet Corporation	2,071,900	$213,364,262
Computer Hardware—3.9%
Dell Inc. (a)	8,500,000	$242,675,000
Data Processing & Outsourced Services—2.9%
Western Union Company	8,615,400	$179,458,782

The Oakmark Select Fund

THE OAKMARK SELECT FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Shares Held/ Par Value	Market Value
Common Stocks—94.8% (cont.)
Office Electronics—3.8%
Xerox Corporation (a)	12,546,400	$231,857,472
Semiconductors—4.1%
Intel Corporation	10,500,000	$249,480,000
Wireless Telecommunication Services—3.4%
Sprint Nextel Corporation	10,000,000	$207,100,000
Total Common Stocks (Cost: $3,793,848,370)		5,830,150,329
Short Term Investments—5.2%
U.S. Government Agencies—2.0%
Federal Home Loan Bank, 5.12% due 7/5/2007	$100,000,000	$99,943,111
Federal Home Loan Mortgage Corporation, 5.165% due 7/25/2007	25,000,000	24,913,917
Total U.S. Government Agencies (Cost: $124,857,028)		124,857,028
Repurchase Agreement—3.2%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $192,902,494, collateralized by Federal National Mortgage Association Bonds, with rates of 4.292% - 5.670%, with maturities from 9/1/2033 - 12/25/2035, and with an aggregate market value plus accrued interest of $114,876,492, and by Government National Mortgage Association Bonds, with rates of 4.750% - 6.500%, with maturities from 1/20/2022 - 5/20/2034, and with an aggregate market value plus accrued interest of $87,595,200	$192,830,183	$192,830,183
Total Repurchase Agreement (Cost: $192,830,183)		192,830,183
Total Short Term Investments (Cost: $317,687,211)		317,687,211
Total Investments (Cost $4,111,535,581)—100.0%		$6,147,837,540
Other Liabilities In Excess Of Other Assets—(0.0%)		(588,454)
Total Net Assets—100%		$6,147,249,086

(a) Non-income producing security.

The Oakmark Select Fund

THE OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/07) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9

		Average Annual Total Returns (as of 6/30/07)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	4.04%	14.86%	11.26%	12.62%	13.57%
Lipper Balanced Fund Index	4.11%	15.41%	9.05%	6.88%	8.37%
S&P 500[5]	6.28%	20.59%	10.71%	7.13%	10.27%
Lehman Govt./ Corp. Bond[10]	-0.49%	6.00%	4.69%	6.08%	5.95%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/06 was 0.86%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"Life can only be understood backwards; but it must be lived forwards."

Kierkegaard

Quarter Review

The Equity and Income Fund achieved a return of 4% in the quarter ended June 30, 2007, matching the 4% return that Lipper reported for its Balanced Fund Index. For the first six months of the current calendar year, the Fund earned 7% and the Lipper Balanced Fund Index returned 6%. Moreover, we are pleased to report a return of 14% compounded annually since the inception of the Equity and Income Fund. Strong contributors to performance during this quarter were MedImmune (acquired by AstraZeneca); EnCana (strong long-term fundamentals and rebound in energy prices); XTO Energy (continuation of outstanding fundamental results coupled with potential restructuring); ConocoPhillips (rebound in energy prices and strong refining margins); Ingersoll-Rand (restructuring). Detractors from returns for the quarter were SAFECO (concern about pricing competition in personal auto); News Corporation (uncertainty surrounding the potential acquisition of Dow Jones); and UST (Altria entered into the smokeless tobacco arena).

As value investors, we are especially happy when merger and acquisition activity confirms that we have been searching for value in the right places. During the quarter, your Fund benefited from this activity in a number of its holdings. As mentioned above, MedImmune was acquired by AstraZeneca at a significant premium to its then market value and at a price at the high end of most assessments of the firm's private market value. Another long-term holding in the Equity and Income Fund, Ceridian, received a buy-out offer of $36 per share from a combination of private and public equity investors. Finally, CDW Corporation is being taken private at a price of $87.75 per share by private equity firm Madison Dearborn Partners, LLC. On balance, we are pleased with this buyout activity. We will confess to a certain sadness, however, where we understood the valuation parameters and prospects of a business and it is called away from us. In all three of the above instances, a major factor in this activity was the arbitrage opportunity available in the longer end of the high-yield debt markets. Put simply, buyout companies are able to obtain "junk" financing at a spread roughly 300 basis points over the equivalent maturity risk-free U.S. Treasury; the historic pricing for such debt has typically been between 600 to 800 basis points above the risk-free U.S. Treasury. One of the current market mysteries is why high-yield investors have accepted such low compensation for their risk. It also indicates why we have been unable to find acceptable investments in the high-yield marketplace.

THE OAKMARK EQUITY AND INCOME FUND

The quarter's merger and acquisition activity also spurred more portfolio activity than usual. We eliminated MedImmune from the portfolio and initiated positions in Apache Corporation, Carter's Incorporated, Mohawk Industries, and Newfield Exploration. We also used the drop in interest rates in June to manage our tax position and to lower the duration on our fixed income portfolio to 2.1. This is a somewhat more defensive position, but we feel it is appropriate in a rising rate scenario. We confess that we are agnostic as to what happens to short-term rates. We believe the Federal Reserve is in the unenviable position of being unable to raise or lower rates, given food and energy inflation on the one hand and real estate deflation on the other. As a major underpinning of our fixed income philosophy is capital preservation, we are comfortable with the current portfolio.

Leverage, What Leverage?

Recent stories in both the financial and general press have centered on the debacle surrounding the subprime mortgage debt hedge funds managed by an asset management subsidiary of Bear Stearns. At this point, it appears that the injection of capital (apparently borrowed) by Bear Stearns will keep one of these funds afloat. The other one appears to be a candidate for liquidation. What concerns us is that to date the problems of both of these funds have been compounded by an apparent paucity of acceptable bids when some of the positions were apparently put up for sale. In a marketplace of sophisticated players, one would expect opportunistic bidders to emerge if easy profits were available. The fact that they did not suggests that all of the sub-prime problems are not as yet known and fully priced into the market. In the second half of 2007, according to Stephanie Pomboy of MacroMavens, the volume of subprime Adjustable Rate Mortgages ("ARMs") due to reset to higher rates is more than double the amount that reset in the first half. In the past, new homeowners could use their minimal equity to refinance into a fixed-rate mortgage. At this point, it would appear that many of these borrowers have little or no equity and will be faced with some not very appetizing choices when their mortgages reset. From Fannie Mae and LoanPerformance (FARES) data, Stephanie Pomboy says: "Based on the share of ARMs in some state of negative equity at the end of last year and the decline in home prices thus far in 2007, a stunning $693B in mortgage loans are already in the red."11 These figures indicate that, at a minimum, volatility in this area will continue for a while. While many institutions have limited their exposure to this storm, those with weaker balance sheets, insecure funding sources and/or high exposure to low quality mortgages will likely face substantial risk.

Hedge Funds Redux

The other part of this story that has perplexed us for some time is the attractiveness of hedge funds to so-called sophisticated investors. For the longest time, it seemed that the only explanation for these funds' obscenely high fees (typically 2% a year plus 20% of the excess return once a certain threshold return was achieved) had to be superior performance. In that vein, we commend to you an article in the July 2, 2007 issue of The New Yorker titled "Hedge Clipping" by John Cassidy, which suggests that the fee-adjusted returns of many hedge funds do not outperform their benchmarks that have a similar risk profile. Indeed, an increasing body of research demonstrates that (a) the fees often negate the excess returns generated by many hedge funds and (b) a large part of the variation among hedge fund returns is driven by broad market movements in various asset classes, rather than the investment skills of the hedge fund managers. There is also the question of proper attribution to account for the problem of survivorship bias in return calculations. That is, when hedge funds go out of business, their returns vanish from the databases. When all is said and done, we suspect that much of hedge funds' deemed attractiveness is the result of a combination of superior marketing, cocktail party cachet, and herd-like institutional behavior.

Going Forward

At the end of this quarter, 60.3% of the Equity and Income Fund was in equities, 36.2% in fixed income, and the balance held in cash. Although we continue to search for undervalued investment opportunities, as the market has moved upward, they have become more difficult to find. While we do not usually take minimalist positions in individual stocks, in this market, it may appear that we are so doing. In fact, however, it is simply that a security's price has moved very quickly away from the price at which we were willing to make an investment. The short time horizon of many of our competitors (driven we suspect by the incentives of their fee structures) is a major contributor to that short-term price volatility. That said, we are extremely comfortable sitting where we are and waiting for our price to come around again. We believe our competitive advantages are our long-term time horizon and our focus on business valuation. We consider the portfolio to be defensively postured at this point. Given that our perspective is that there is a paucity of new situations presenting out-sized risk-adjusted returns at present, this defensive posture will most likely continue for the foreseeable future. Should opportunities present themselves that warrant a different posture, we look to react accordingly. We will write to you again after the end of the next quarter.

Clyde S. McGregor, CFA

Portfolio Manager
mcgregor@oakmark.com

Edward A. Studzinski, CFA

Portfolio Manager
estudzinski@oakmark.com

June 30, 2007

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Shares Held	Market Value
Equity and Equivalents—60.3%
Common Stocks—60.3%
Apparel Retail—1.6%
Foot Locker, Inc.	6,000,000	$130,800,000
The TJX Companies, Inc.	3,000,000	82,500,000
		213,300,000
Apparel, Accessories & Luxury Goods—0.3%
Carter's, Inc. (a)	1,320,300	$34,248,582
Broadcasting & Cable TV—5.2%
EchoStar Communications Corporation, Class A (a)	8,250,000	$357,802,500
The E.W. Scripps Company, Class A	6,400,000	292,416,000
CBS Corporation, Class A	910,000	30,330,300
		680,548,800
Home Furnishings—0.3%
Mohawk Industries, Inc. (a)	347,200	$34,994,288
Movies & Entertainment—1.9%
News Corporation, Class B	11,000,000	$252,340,000
Publishing—3.3%
The Washington Post Company, Class B	325,000	$252,229,250
Idearc, Inc.	4,715,400	166,595,082
PRIMEDIA, Inc. (a)	3,500,000	9,975,000
		428,799,332
Restaurants—1.2%
McDonald's Corporation	3,000,000	$152,280,000
Specialty Stores—0.2%
Zale Corporation (a)	940,000	$22,381,400
Brewers—1.4%
InBev NV (b)	2,350,000	$187,115,139
Distillers & Vintners—2.6%
Diageo plc (c)	4,100,000	$341,571,000
Drug Retail—2.6%
CVS Caremark Corp.	9,300,000	$338,985,000
Hypermarkets & Super Centers—1.0%
Costco Wholesale Corporation	2,100,000	$122,892,000
Packaged Foods & Meats—2.9%
Nestle SA (c)	3,900,000	$371,962,500

The Oakmark Equity and Income Fund

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Shares Held	Market Value
Equity and Equivalents—60.3% (cont.)
Personal Products—1.6%
Avon Products, Inc.	5,720,100	$210,213,675
Tobacco—1.4%
UST, Inc.	3,500,000	$187,985,000
Integrated Oil & Gas—0.6%
ConocoPhillips	1,000,000	$78,500,000
Oil & Gas Exploration & Production—11.7%
XTO Energy, Inc.	10,561,338	$634,736,414
EnCana Corp. (b)	6,500,000	399,425,000
Apache Corporation	2,500,000	203,975,000
Newfield Exploration Co. (a)	4,000,000	182,200,000
St. Mary Land & Exploration Company	2,900,000	106,198,000
		1,526,534,414
Property & Casualty Insurance—4.7%
SAFECO Corporation	4,000,000	$249,040,000
The Allstate Corporation	3,500,000	215,285,000
MBIA, Inc.	1,289,400	80,226,468
The Progressive Corporation	3,000,000	71,790,000
		616,341,468
Reinsurance—0.5%
PartnerRe, Ltd.	800,000	$62,000,000
Health Care Equipment—2.7%
Medtronic, Inc.	5,000,000	$259,300,000
Hospira, Inc. (a)	2,445,000	95,452,800
		354,752,800
Health Care Services—1.0%
Express Scripts, Inc. (a)	2,600,000	$130,026,000
Life Sciences Tools & Services—0.7%
Varian, Inc. (a)	1,649,400	$90,436,602
Aerospace & Defense—6.1%
General Dynamics Corporation	4,700,000	$367,634,000
Raytheon Company	3,599,700	193,987,833
Alliant Techsystems, Inc. (a)	1,325,000	131,373,750
Honeywell International, Inc.	1,889,500	106,341,060
		799,336,643
Industrial Conglomerates—0.5%
Walter Industries, Inc.	2,250,700	$65,180,272

The Oakmark Equity and Income Fund

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Shares Held/ Par Value		Market Value
Equity and Equivalents—60.3% (cont.)
Industrial Machinery—2.4%
Ingersoll-Rand Co., Class A		3,880,000	$212,701,600
Mueller Water Products, Inc., Class B		6,719,153	100,787,295
			313,488,895
Application Software—0.3%
Mentor Graphics Corporation (a)		3,288,318	$43,307,148
Data Processing & Outsourced Services—0.3%
Ceridian Corporation (a)		995,400	$34,839,000
Semiconductors—0.5%
International Rectifier Corporation (a)		1,599,700	$59,604,822
Technology Distributors—0.8%
CDW Corporation (a)		1,200,000	$101,964,000
Paper Products—0.0%
Schweitzer-Mauduit International, Inc.		53,300	$1,652,300
Total Common Stocks (Cost: $5,504,840,811)			7,857,581,080
Total Equity And Equivalents (Cost: $5,504,840,811)			7,857,581,080
Fixed Income—36.2%
Corporate Bonds—0.1%
Paper Packaging—0.1%
Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (d)		$20,000,000	$19,701,400
Total Corporate Bonds (Cost: $20,156,776)			19,701,400
Government and Agency Securities—36.1%
Canadian Government Bonds—4.5%
Canada Government, 2.75% due 12/1/2007	CAD	250,000,000	$232,942,971
Canada Government, 3.75% due 6/1/2008	CAD	250,000,000	232,856,137
Canada Government, 4.25% due 12/1/2008	CAD	125,000,000	116,915,394
			582,714,502
France Government Bonds—0.4%
France Government, 3.00% due 7/25/2012, Inflation Indexed	EUR	39,148,900	$54,444,785
U.S. Government Notes—31.2%
United States Treasury Notes, 4.875% due 5/15/2009		750,000,000	$749,648,250
United States Treasury Notes, 5.125% due 6/30/2011		500,000,000	503,789,000
United States Treasury Notes, 5.125% due 6/30/2008		500,000,000	500,469,000

The Oakmark Equity and Income Fund

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Fixed Income—36.2% (cont.)
U.S. Government Notes—31.2% (cont.)
United States Treasury Notes, 4.875% due 2/15/2012	500,000,000	$499,375,000
United States Treasury Notes, 4.875% due 1/31/2009	500,000,000	499,336,000
United States Treasury Notes, 5.00% due 8/15/2011	250,000,000	251,093,750
United States Treasury Notes, 4.875% due 8/15/2009	250,000,000	249,824,250
United States Treasury Notes, 4.875% due 8/31/2008	250,000,000	249,609,500
United States Treasury Notes, 4.75% due 12/31/2008	250,000,000	249,238,250
United States Treasury Notes, 4.75% due 3/31/2011	250,000,000	248,613,250
United States Treasury Notes, 3.625% due 1/15/2008, Inflation Indexed	63,940,000	63,979,963
		4,064,976,213
Total Government and Agency Securities (Cost: $4,670,355,049)		4,702,135,500
Total Fixed Income (Cost: $4,690,511,825)		4,721,836,900
Short Term Investments—4.8%
U.S. Government Agencies—1.6%
Fannie Mae, 5.13% due 7/20/2007	$100,000,000	$99,729,250
Federal Home Loan Mortgage Corporation, 5.165% due 7/25/2007	100,000,000	99,655,669
Total U.S. Government Agencies (Cost: $199,384,919)		199,384,919
Repurchase Agreement—3.2%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $418,990,770, collateralized by Federal National Mortgage Association Bonds, with rates of 4.155% - 5.920%, with maturities from 8/25/2032 - 5/25/2036, and with an aggregate market value plus accrued interest of $415,911,047, and by a Government National Mortgage Association Bond, with a rate of 6.000%, with a maturity of 7/20/2034, and with a market value plus accrued interest of $23,864,345	$418,833,707	$418,833,707
Total Repurchase Agreement (Cost: $418,833,707)		418,833,707
Total Short Term Investments (Cost: $618,218,626)		618,218,626
Total Investments (Cost $10,813,571,262)—101.3%		$13,197,636,606
Other Liabilities In Excess Of Other Assets—(1.3%)		(163,157,317)
Total Net Assets—100%		$13,034,479,289

The Oakmark Equity and Income Fund

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

(a) Non-income producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depository Receipt.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro Dollar

The Oakmark Equity and Income Fund

THE OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/07) AS COMPARED TO THE MSCI WORLD INDEX12

		Average Annual Total Returns (as of 6/30/07)
	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	5.54%	27.73%	20.47%	17.78%
MSCI World	6.51%	23.59%	14.00%	5.09%
Lipper Global Fund Index[13]	6.87%	23.68%	14.07%	6.98%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/06 was 1.18%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

The June quarter extended The Oakmark Global Fund's streak of profitable quarters to eleven with a gain of 6%. Though a fine absolute return, the number lagged behind the 7% that the MSCI World Index reported. During the quarter the Fund enjoyed strong results in the U.S. and several European markets. Yet poor relative returns in Japan and the United Kingdom as well as a lack of exposure to resource-based economies produced the shortfall versus the benchmark. The Fund's country weights remained relatively constant.

The nine months of the Fund's fiscal year show a return of 21%, compared to 18% for the MSCI World Index. As always, we are most pleased to report that the compound annualized rate of return since the Fund's inception is 18%.

Since the Fund's inception, corporate transaction activity has benefited the Fund's returns, and the pace of that activity has been accelerating. For example, the Fund's June quarter experienced two deals, Ceridian and eFunds. We do not initiate positions in equities with a specific expectation that a buyout will eventually occur, but a profitable acquisition outcome is the ultimate vindication of analysis for value investors. In the June quarter the financial press turned its focus to private equity firms and their transactions. Usually when the financial press settles on an issue of the day, one can be certain that the issue is soon to fade away. And it does look like the political and interest rate environments are trending less favorably for the private equity buyer. While private equity has played a role in the Fund's acquisition outcomes, strategic acquisitions (e.g. one company purchasing another to create a stronger entity) have been far more important. Nikko Securities, Burlington Resources, eFunds, and the DaimlerChrysler sale of Chrysler are all recent examples of strategic transactions with large positive outcomes. Should private equity somehow recede back into obscurity, we would still expect deal activity to continue.

June Quarter Stocks of Interest

In the previous quarter's report we wrote that we had initiated a position in UBS, the Swiss-based financial conglomerate. In June, UBS announced the sale of its 21% stake in Julius Baer, another Global Fund holding. UBS received its Baer shares in 2005 in exchange for three non-UBS branded Swiss domiciled private banks and GAM, an alternative investments firm. This exchange proved very successful for both Baer and UBS. Julius Baer's management has successfully integrated the various businesses, improved the scale of its private banking business, and strengthened the

THE OAKMARK GLOBAL FUND

product offering for its clients. Julius Baer's share price nearly doubled over UBS's holding period.

It would be easy to conclude that UBS's decision to sell its holdings in Baer must be a negative indication for Baer. We disagree with this conclusion. First, Julius Baer is repurchasing almost 6% of the shares, signaling that management feels that the company's shares are still undervalued. Second, UBS management is using the sale proceeds to repurchase their own shares, again evincing confidence in the UBS share valuation. We also draw comfort from the valuation UBS is obtaining on its Baer shares. If we apply the same multiples to UBS's private banking and asset management operations, the resulting valuation on the investment banking and Swiss retail banking businesses is quite modest (less than book value).

GlaxoSmithKline ("GSK"), the large UK-based pharmaceutical company, suffered a significant setback in the quarter when the New England Journal of Medicine published a study appearing to indicate increased circulatory system risk to patients using the company's diabetes drug Avandia. While experts have found the study's conclusions to be controversial, the negative effect on the sales of Avandia has been incontrovertible. We do not have the ability to predict the future for this drug, but we do believe that the drop in GSK's stock price fairly reflects the negative case.

As noted above, corporate restructuring and merger activity again proved important to the Fund's return. eFunds (yes, that is the company's official name) auctioned itself successfully during the quarter, making the stock the most important contributor to returns in this period. eFunds has been part of the portfolio since late 2001, and we will miss it. The company has generally grown its business value per share, but its stock price has been quite volatile, giving your Fund's managers periodic opportunities to increase the holding at desirable prices. Ceridian, the payroll processing and stored value card company, also announced a sale agreement in the quarter, and we exited this holding. The Ceridian investment goes back to the earliest days of the Fund. While far from your management team's finest hour, the Ceridian experience does demonstrate the value of purchasing at a good price. Business value growth per share at Ceridian came in well below our expectations over the entire 7+ year holding period. [Remember Y2K? Ceridian may be the only company in which we invested actually to have suffered a Y2K problem.] Despite the fundamental disappointments, the stock ended up performing adequately, generating a double-digit compound rate of return from inception of the holding.

Other companies' shares that contributed meaningfully to the Fund's results include Intel (U.S.), DaimlerChrysler (Germany), Adecco (Switzerland), Discovery Holding (U.S.), XTO Energy (U.S.), and SK Telecom (South Korea). Overall weakness in Japan's stock market caused our holdings in two Japanese brokerage firms, Daiwa and Nikko Securities, to lose ground in the period. News Corp. shares retreated after the company announced its tender offer for Dow Jones.

Activity

New purchases balanced sales for the quarter, which kept the Fund's count of holdings flat at 51. As noted above, we eliminated the Ceridian position after the company's acquisition announcement, and we also sold the holdings of Brunswick (U.S.) and NTT Docomo (Japan) because we found greater opportunities in new purchases of Apache (U.S.), MDS (Canada), and Omron (Japan). Apache is an oil and gas exploration company with a solid track record of growth, returns, cost efficiency, and reserve replacement. Management has made many opportunistic acquisitions and has proven unusually adept at introducing new development approaches on properties that it acquires. In natural gas, Apache's five-year record for finding costs of $1.54/MCF ranks among the best in the industry, and the company has achieved this record while growing rapidly. Apache has been particularly successful in recent years in Egypt and Australia. The company is the largest oil producer in Egypt and continues to grow production there.

MDS is a life science company operating with three divisions. Its contract research organization provides clinical trials and other services primarily for generic pharmaceutical companies. The Nordion division supplies radioisotopes for nuclear imaging and therapeutic procedures as well as cobalt-60 (used for sterilization). The third division, Sciex, manufactures medical instruments, primarily mass spectrometers, which are used in pharmaceutical, academic, and government research laboratories.

Our third purchase was Omron, a Japanese manufacturer of factory automation products and systems. The end markets for these products are industrial, electronic components, automotive, and healthcare. The most profitable business, industrial automation, has been helped by strong capital expenditures over the past few years. New applications, such as the need for products to be traceable, should help to dampen a cyclical downturn. The management team fits our definition of quality given the capital allocation decisions made over the past few years. Management has been actively divesting underperforming companies and reducing costs. Furthermore, management has repurchased almost 15% of the company's outstanding shares.

We thank you for being our shareholders and welcome your suggestions and comments.

Clyde S. McGregor, CFA
Portfolio Manager
mcgregor@oakmark.com  Robert A. Taylor, CFA
Portfolio Manager
rtaylor@oakmark.com

June 30, 2007

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Global Diversification—June 30, 2007 (Unaudited)

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—99.0%
Apparel, Accessories & Luxury Goods—1.0%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	1,946,000	$31,368,721
Automobile Manufacturers—5.7%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	1,147,600	$106,535,306
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,064,000	69,137,799
			175,673,105
Broadcasting & Cable TV—3.9%
Discovery Holding Company, Class A (United States) (a)	Media Management & Network Services	2,913,700	$66,985,963
CBS Corporation, Class B (United States)	Radio & Television Broadcasting	1,585,000	52,812,200
			119,798,163
Household Appliances—3.0%
Snap-on Incorporated (United States)	Tool & Equipment Manufacturer	1,821,300	$91,993,863
Motorcycle Manufacturers—1.6%
Harley-Davidson, Inc. (United States)	Motorcycle Manufacturer	824,000	$49,118,640
Movies & Entertainment—8.0%
Live Nation (United States) (a)	Live Events Producer, Operator, & Promoter	2,520,000	$56,397,600
Viacom, Inc., Class B (United States) (a)	Publishing Company	1,325,300	55,172,239
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	2,602,300	54,752,392
News Corporation, Class B (United States)	International Multimedia & Entertainment Company	1,986,100	45,561,134
Vivendi Universal SA (France)	Music, Games, Television, Film, & Telecommunications	811,500	35,047,540
			246,930,905

The Oakmark Global Fund

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—99.0% (cont.)
Publishing—3.2%
The Washington Post Company, Class B (United States)	Newspaper & Magazine Publishing; Educational & Career Development Service Provider	70,360	$54,605,692
Trinity Mirror plc (Great Britain)	Newspaper Publishing	4,078,900	43,329,539
			97,935,231
Distillers & Vintners—2.6%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	3,902,500	$81,265,648
Household Products—1.2%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	4,391,000	$19,070,275
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	310,100	17,604,865
			36,675,140
Packaged Foods & Meats—3.5%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	157,500	$60,085,960
Cadbury Schweppes plc (Great Britain)	Beverage & Confectionary Manufacturer	3,493,000	47,697,195
			107,783,155
Soft Drinks—0.7%
Lotte Chilsung Beverage Co., Ltd. (Korea)	Soft Drinks, Juices & Sports Drinks Manufacturer	16,615	$21,383,596
Oil & Gas Exploration & Production—4.8%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,643,600	$98,780,360
Apache Corporation (United States)	Oil & Natural Gas Exploration & Production	606,000	49,443,540
			148,223,900
Asset Management & Custody Banks—2.5%
Julius Baer Holding AG (Switzerland)	Asset Management	1,090,400	$78,465,952

The Oakmark Global Fund

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—99.0% (cont.)
Diversified Banks—0.8%
Bank of Ireland (Ireland)	Commercial Bank	1,155,700	$23,368,882
Diversified Capital Markets—6.1%
UBS AG (Switzerland)	Investment Banking	1,711,700	$103,136,406
Credit Suisse Group (Switzerland)	Investment Services & Insurance	1,218,900	87,164,073
			190,300,479
Investment Banking & Brokerage—4.9%
Nikko Cordial Corporation (Japan)	Comprehensive Financial Services Provider	6,094,900	$79,747,280
Daiwa Securities Group, Inc. (Japan)	Stock Broker	6,683,000	71,267,241
			151,014,521
Health Care Equipment—4.4%
Medtronic, Inc. (United States)	Health Care Equipment	1,460,000	$75,715,600
Kinetic Concepts, Inc. (United States) (a)	Health Care Equipment & Supplies	1,115,100	57,951,747
			133,667,347
Health Care Services—2.8%
Laboratory Corporation of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,085,000	$84,912,100
Life Sciences Tools & Services—1.5%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	2,245,600	$45,675,504
Pharmaceuticals—6.9%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	3,779,000	$99,031,359
Novartis AG (Switzerland)	Pharmaceuticals	1,552,400	87,691,854
Takeda Pharmaceutical Company Limited (Japan)	Pharmaceuticals & Food Supplements	416,000	26,894,294
			213,617,507

The Oakmark Global Fund

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—99.0% (cont.)
Aerospace & Defense—0.9%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	269,087	$26,679,976
Diversified Commercial & Professional Services—0.7%
Meitec Corporation (Japan)	Software Engineering Services	760,000	$21,789,239
Human Resource & Employment Services—2.2%
Adecco SA (Switzerland)	Temporary Employment Services	890,000	$69,181,744
Industrial Conglomerates—2.2%
Tyco International Ltd. (United States)	Diversified Manufacturing & Services	2,039,500	$68,914,705
Railroads—2.1%
Union Pacific Corporation (United States)	Rail Transportation Provider	573,700	$66,061,555
Computer Hardware—1.3%
Dell Inc. (United States) (a)	Technology Products & Services	1,410,000	$40,255,500
Data Processing & Outsourced Services—1.9%
eFunds Corporation (United States) (a)	Electronic Debit Payment Services	1,687,100	$59,537,759
Electronic Equipment Manufacturers—1.1%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	1,229,000	$32,340,792
Home Entertainment Software—2.5%
Square Enix Co., Ltd. (Japan)	Entertainment Software	3,103,500	$78,390,944
Office Electronics—2.0%
Neopost SA (France)	Mailroom Equipment Supplier	424,750	$62,380,000
Semiconductors—5.7%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,116,988	$99,338,222
Intel Corporation (United States)	Computer Component Manufacturer & Designer	3,187,900	75,744,504
			175,082,726

The Oakmark Global Fund

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—99.0% (cont.)
Systems Software—3.1%
Oracle Corporation (United States) (a)	Software Services	4,816,800	$94,939,128
Specialty Chemicals—0.9%
Givaudan (Switzerland)	Fragrance & Flavor Compound Manufacturer	26,900	$26,646,746
Wireless Telecommunication Services—3.3%
SK Telecom Co., Ltd. (Korea)	Mobile Telecommunications	353,930	$81,601,007
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	5,580,000	18,802,322
SK Telecom Co., Ltd. (Korea) (b)	Mobile Telecommunications	55,000	1,504,250
			101,907,579
Total Common Stocks (Cost: $2,276,310,615)			3,053,280,752

Short Term Investments—1.0%
Repurchase Agreement—1.0%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $30,237,605, collateralized by Federal National Mortgage Association Bonds, with rates of 4.841% - 6.429%, with maturities from 11/1/2032 - 10/1/2040, and with an aggregate market value plus accrued interest of $31,737,584	$30,226,270	$30,226,270
Total Repurchase Agreement (Cost: $30,226,270)		30,226,270
Total Short Term Investments (Cost: $30,226,270)		30,226,270
Total Investments (Cost $2,306,536,885)—100.0%		$3,083,507,022
Foreign Currencies (Cost $593,812)—0.0%		$594,198
Other Liabilities In Excess Of Other Assets—0.0%		(867,602)
Total Net Assets—100%		$3,083,233,618

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

The Oakmark Global Fund

THE OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (6/30/07) AS COMPARED TO THE MSCI WORLD INDEX12

	Total Return (as of 6/30/07)
	Last 3 Months*	Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	7.78%	20.63%
MSCI World	6.51%	18.30%
Lipper Global Fund Index[13]	6.87%	18.86%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 10/2/06 was 1.75% after accounting for a contractual expense reimbursement.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 8% for the quarter ending June 30, 2007, which compares favorably to the MSCI World Index return of 7%.

Impact Players

Contrary to last quarter, the domestic holdings outperformed international holdings, and all of the top three contributors were domestic. Schering-Plough Corp., a worldwide pharmaceutical company, was the top contributor returning 25% during the quarter. Schering has improved sales and research productivity while maintaining good cost controls led by CEO Fred Hassan. Schering's strong product portfolio, particularly Vytorin, Nasonex, and Remicad, has led to excellent revenue and margin performance. Another top contributor to the Fund was Intel, which returned 25% during the quarter. Intel suffered several quarters of market share losses to AMD, but they have regained product momentum. Leveraging their R&D and manufacturing superiority, Intel has accelerated the introduction of new microprocessor chips. Intel's rich mix of notebook, server, and desktop chips should lead to further margin and market share increases. Rounding out the top three is Dell, which returned 23% during the quarter. With Michael Dell reassuming the role as CEO, the company has taken several bold steps to improve growth and profitability. Headcount will be reduced, new products will offer more consumer appeal, and Dell will enter the retail channel for the first time. Strong server, notebook, and services growth produced much better than expected Q1 results.

The largest detractor to performance for the Fund was Japan-based Daiwa Securities with general market weakness in Japan to blame. Novartis was the second largest detractor from the Fund, returning -4% for the quarter. The FDA requested Novartis pull Zelnorm, used to treat irritable bowel syndrome, from the market after a very marginal increase in heart risk was identified in a study. The FDA requested additional safety studies for Galvus, which will likely result in a 12-18 month delay in that drug's release. Our long-term outlook on the valuation of both companies remains favorable.

Portfolio Composition

During the quarter we sold our entire positions of Nikko Cordial and Schering as more attractive investment opportunities arose. We initiated positions in Daiwa Securities and Novartis during the quarter. As you may recall, Nikko Cordial was added to the portfolio during the first quarter of 2007 when it was trading near its 52-week low. At that time, it replaced Daiwa Securities because it presented a more attractive investment.

THE OAKMARK GLOBAL SELECT FUND

Since then, Nikko's stock price has risen, reflecting Citigroup's bid to acquire a majority shareholding. Due to the price increase, the holding was sold from the portfolio as Daiwa again represented a more attractive investment.

As long-term value investors, we continue to focus on finding attractive, under-valued companies trading at discounts with management teams focused on building shareholder value.

William C. Nygren, CFA

Portfolio Manager
bnygren@oakmark.com

David G. Herro, CFA

Portfolio Manager
dherro@oakmark.com

June 30, 2007

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Global Diversification—June 30, 2007 (Unaudited)

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—93.0%
Automobile Manufacturers—4.4%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	178,200	$16,542,865
Broadcasting & Cable TV—4.2%
British Sky Broadcasting Group plc (Great Britain)	Television Production & Broadcasting	1,252,400	$16,095,644
Home Improvement Retail—4.7%
The Home Depot, Inc. (United States)	Home Improvement Retailer	453,000	$17,825,550
Movies & Entertainment—9.3%
Viacom, Inc., Class B (United States) (a)	Publishing Company	431,000	$17,942,530
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	827,000	17,400,080
			35,342,610
Restaurants—4.6%
McDonald's Corporation (United States)	Fast-food Restaurant Operator	346,000	$17,562,960
Distillers & Vintners—4.4%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	800,600	$16,671,692
Asset Management & Custody Banks—4.6%
Schroders PLC (Great Britain)	International Asset Management	672,100	$17,288,940
Diversified Capital Markets—4.8%
UBS AG (Switzerland)	Investment Banking	300,600	$18,112,288
Investment Banking & Brokerage—4.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	1,622,000	$17,296,942
Other Diversified Financial Services—4.6%
Citigroup, Inc. (United States)	Diversified Financial Services	343,000	$17,592,470
Thrifts & Mortgage Finance—4.6%
Washington Mutual, Inc. (United States)	Diversified Financial Services	408,000	$17,397,120

The Oakmark Global Select Fund

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—93.0% (cont.)
Pharmaceuticals—14.9%
Novartis AG (Switzerland)	Pharmaceuticals	336,500	$19,008,187
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	718,000	18,815,696
Bristol-Myers Squibb Company (United States)	Health & Personal Care	584,000	18,431,040
			56,254,923
Human Resource & Employment Services—4.2%
Adecco SA (Switzerland)	Temporary Employment Services	203,700	$15,834,069
Computer Hardware—4.8%
Dell Inc. (United States) (a)	Technology Products & Services	633,000	$18,072,150
Semiconductors—9.9%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	211,300	$18,791,756
Intel Corporation (United States)	Computer Component Manufacturer & Designer	777,000	18,461,520
			37,253,276
Wireless Telecommunication Services—4.4%
Sprint Nextel Corporation (United States)	Telecommunications	807,000	$16,712,970
Total Common Stocks (Cost: $329,387,618)			351,856,469

Short Term Investments—7.1%
U.S. Government Agencies—4.5%
Federal Home Loan Bank, 5.12% due 7/5/2007	$7,000,000	$6,996,018

Federal Home Loan Mortgage Corporation, 5.165% due 7/25/2007	5,000,000	4,982,783
Freddie Mac, 5.13% due 7/13/2007	5,000,000	4,991,450
Total U.S. Government Agencies (Cost: $16,970,251)		16,970,251

The Oakmark Global Select Fund

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Par Value	Market Value
Short Term Investments—7.1% (cont.)
Repurchase Agreement—2.6%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $9,834,011 collateralized by Federal National Mortgage Association Bond, with a rate of 4.495%, with a maturity of 1/1/2034, and with an aggregate market value plus accrued interest of $10,321,841		$9,830,325	$9,830,325
Total Repurchase Agreement (Cost: $9,830,325)			9,830,325
Total Short Term Investments (Cost: $26,800,576)			26,800,576
Total Investments (Cost $356,188,194)—100.1%			$378,657,045
Foreign Currencies (Cost $43,924)—0.0%			$43,953
Other Liabilities In Excess Of Other Assets—(0.1%)			(537,379)
Total Net Assets—100%			$378,163,619

(a)  Non-income producing security.

The Oakmark Global Select Fund

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Both of our International Funds, Oakmark International Fund and Oakmark International Small Cap Fund generated acceptable absolute returns for the quarter. Though we are disappointed with the relative short-term performance of both Funds, we believe that it is more important to focus on the portfolios' quality, valuation, and long-term performance. At this time, we are quite enthused with the make-up of the portfolios, and we believe that these portfolios will continue to outperform in the long term. We feel that risk is being mispriced in global equity markets and that the undervalued and high quality companies in our portfolios will eventually deliver strong performance. As you will read in the individual Fund letters, today's "dogs"—those stocks that have been a drag on portfolio return—often turn into tomorrow's stars. We are quite confident that those securities that have dampened performance will not only recover but will lead to solid absolute and relative performance.

China, Unsafe at Any Speed?

We continue to receive lots of questions on why we remain uninvested in China, the world's fastest growing major economy. Recall that our investment style is that of long-term value investors. We seek to invest in companies that are of high quality but also sell at low prices. Today the stocks of Chinese companies represent neither: they are richly priced and they are of low quality. As an example, the major Chinese bank stocks trade at over three times book value and 15-20 times earnings. Most of the banks we own are at 10-12 times earnings and trade at one to two times book value. Before Chinese bank stocks could even be listed and sold to foreign investors, they had to remove the bad loans from their books, which represented 30% of their portfolios. This begs the question of whether the lending practices that caused the bad loans in the first place have radically changed, or is it simply a matter of time before history repeats itself?

Most major Chinese companies are still state controlled, which means that politics will most certainly enter corporate decision making. The state is directly involved in critical banking matters, ranging from capital allocation to pricing to investment criteria, all of which could lead to less than optimal results for foreign investors.

China is also an environmental nightmare. Though the lack of environmental regulations has helped it become a low cost country for producing goods and has attracted manufacturers from all over the world, China's air, water, and soil have rapidly deteriorated. Any traveler to China can easily observe this well-documented phenomenon. Additionally, aggressive "entrepreneurs" have called into question the safety and quality of much of what has been produced. Recently, pet food, toys, tooth paste, cough syrup, and ATVs have been made either toxic by the addition of cheap materials or unsafe by poor design. We believe that China will have to deal with these issues, which will eventually affect the cost of production and possibly make it a less competitive place to invest and produce. In our view, if the current pace of environmental decay is maintained, it would be catastrophic not only for China but also for the globe.

Lastly, we are seeing signs that the Chinese market is now speculatively priced. Besides—and maybe because of—stretched valuations, new listings are coming to market raising billions and billions of dollars. Some are new industry participants, and some are raising capital for huge expansion projects. Often, the economic rationale of the listing is unclear, though that doesn't seem to matter because most China-themed deals are heavily over subscribed. We cannot ignore the parallels with the tech bubble as we watch the theme "Growth of China" become so prevalent. In the late 90s, the advance of the internet was the dominant theme, but investors found out the hard way that a macro theme does not always correlate with corporate profitability.

It is true that there will be growth in China for as far as the eye can see: strong growth in fixed capital, economic liberalization, and some positive microeconomic fundamentals will lead to productivity enhancement. However, this does not mean it is safe to invest in Chinese stocks at today's prices.

David G. Herro, CFA
Portfolio Manager

dherro@oakmark.com

June 30, 2007

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

THE OAKMARK INTERNATIONAL FUND

Report from David G. Herro

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/07) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14

		Average Annual Total Returns (as of 6/30/07)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	3.18%	24.71%	17.38%	11.52%	13.83%
MSCI World ex U.S.	6.98%	27.09%	18.14%	7.97%	9.66%
MSCI EAFE[15]	6.40%	27.00%	17.73%	7.66%	9.41%
Lipper International Fund Index[16]	7.49%	28.40%	17.55%	8.54%	10.63%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/06 was 1.08%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 3% for the quarter ending June 30, 2007, lagging behind the return of 7% for the MSCI World ex U.S. Index. More importantly, however, since the Fund's inception in September 1992, it is up 14% per annum, which compares favorably with the MSCI World ex U.S. Index's return of 10% over the same period.

Impact Players

Adecco, a Swiss-based personnel and temporary employment company, was this quarter's largest contributor, returning 24%. The new management team put in place in 2006 has boosted Adecco's profitability, and the business continues to grow. Another top contributor was British Sky Broadcasting Group ("BSkyB"), the United Kingdom's number one pay-television operator, returning 16% for the quarter. In addition to continued strong results in its pay-television business, BSkyB has made excellent progress in attracting both new and existing customers to its recently launched broadband and telephony service. DaimlerChrysler was once again a top performer this quarter, returning 16% and rounding out the top three positive contributors to the Fund's performance. Most of the stock price's increase resulted from the announcement of the sale of 80% of the Chrysler division to Cerberus. While Daimler AG will maintain 20% ownership in Chrysler Holding LLC, it will be divested of the pension and health care obligations.

The largest detractor to performance for the Fund was Daiwa Securities with general market weakness in Japan to blame. Signet, the world's largest specialty jewelry retailer, was also a detractor for the quarter with the stock price falling 13%. Margins were weaker than forecasted due to higher commodity costs and more competitive pricing. Management indicated that GPM (Gross Profit Margin) pressure should ease in '08, but it is increasingly difficult to incorporate commodity cost increases into pricing.

Portfolio Composition

We sold our positions in Total and Swatch Group as they reached their respective sell targets. Multiple additions to the portfolio during the quarter included G4S, a United Kingdom based security services provider; Allianz, one of the world's largest insurance conglomerates; ASML Holdings, a developer, producer, and marketer of semiconductor manufacturing equipment; and LVMH, a luxury goods conglomerate that produces products such as Veuve Clicquot champagne, Tag watches, Vuitton leathers, and couture through Christian Dior.

The portfolio composition remains relatively similar to last quarter, geographically speaking. We remain heavily weighted in the UK and Europe, which represent approximately 70% of our holdings. Japanese holdings remain underweight at 15% compared to the MSCI World ex U.S. weighting of 20%.

THE OAKMARK INTERNATIONAL FUND

In closing we would like to remind you that we measure our performance over the long term. Short-term fluctuations in the market actually create opportunities for us to invest in under-valued foreign companies that have fallen out of favor in the marketplace. We continue to focus on finding attractive, under-valued foreign companies with management teams focused on building shareholder value.

David G. Herro, CFA Portfolio Manager dherro@oakmark.com

June 30, 2007

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

International Diversification—June 30, 2007 (Unaudited)

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—95.7%
Advertising—1.7%
Publicis Groupe (France) (b)	Advertising & Media Services	3,745,500	$165,514,179
Apparel Retail—0.6%
Giordano International Limited (Hong Kong)	Pacific Rim Clothing Retailer & Manufacturer	120,381,300	$59,427,028
Apparel, Accessories & Luxury Goods—1.0%
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	840,400	$97,296,565
Automobile Manufacturers—7.1%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	3,037,100	$281,943,516
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	4,299,000	279,345,299
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	3,490,500	127,571,574
			688,860,389
Broadcasting & Cable TV—7.5%
British Sky Broadcasting Group plc (Great Britain)	Television Production & Broadcasting	22,425,700	$288,211,508
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	6,860,900	195,375,023
Societe Television Francaise 1 (France) (b)	Television Production & Broadcasting	5,008,000	173,993,252
Grupo Televisa S.A. (Mexico) (c)	Television Production & Broadcasting	2,343,300	64,698,513
			722,278,296
Consumer Electronics—1.9%
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	Electronics Manufacturer	4,213,300	$179,970,612

The Oakmark International Fund

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.7% (cont.)
Movies & Entertainment—1.4%
Vivendi Universal SA (France)	Music, Games, Television, Film, & Telecommunications	3,015,300	$130,226,554
Publishing—3.2%
Trinity Mirror plc (Great Britain)	Newspaper Publishing	17,792,038	$189,002,133
Johnston Press plc (Great Britain)	Newspaper Publishing	13,392,300	110,597,782
			299,599,915
Restaurants—1.4%
Compass Group PLC (Great Britain)	International Foodservice Group Operator	19,723,500	$136,940,374
Specialty Stores—2.3%
Signet Group plc (Great Britain)	Jewelry Retailer	105,135,000	$219,566,457
Distillers & Vintners—2.7%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	12,570,000	$261,757,642
Household Products—1.4%
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	1,525,400	$86,599,359
Henkel KGaA (Germany)	Consumer Chemical Products Manufacturer	1,004,400	48,109,349
			134,708,708
Packaged Foods & Meats—4.0%
Cadbury Schweppes plc (Great Britain)	Beverage & Confectionary Manufacturer	14,387,400	$196,461,098
Nestle SA (Switzerland)	Food & Beverage Manufacturer	477,900	182,317,970
			378,779,068
Soft Drinks—1.2%
Lotte Chilsung Beverage Co.,Ltd. (Korea)	Soft Drinks, Juices & Sports Drinks Manufacturer	88,635	$114,073,730
Asset Management & Custody Banks—2.5%
Schroders PLC (Great Britain)	International Asset Management	9,503,000	$244,452,901

The Oakmark International Fund

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.7% (cont.)
Diversified Banks—13.1%
HSBC Holdings plc (Great Britain)	International Banking & Financial Services	17,396,800	$319,650,804
Lloyds TSB Group plc (Great Britain)	CommercialBank	22,356,100	249,606,661
Chinatrust Financial Holding Co. (Taiwan)	Commercial Bank	233,188,318	181,635,152
Bank of Ireland (Ireland)	Commercial Bank	8,101,500	163,816,729
BNP Paribas SA (France)	Commercial Bank	1,327,000	158,697,047
Kookmin Bank (Korea)	Commercial Bank	975,000	85,590,193
Australia and New Zealand Banking Group Limited (Australia)	Commercial Bank	2,876,300	70,692,902
United Overseas Bank Limited (Singapore)	Commercial Bank	2,278,368	32,744,796
			1,262,434,284
Diversified Capital Markets—7.3%
UBS AG (Switzerland)	Investment Banking	6,555,400	$394,987,671
Credit Suisse Group (Switzerland)	Investment Services & Insurance	4,299,100	307,430,524
			702,418,195
Insurance Brokers—0.5%
Willis Group Holdings Limited (Great Britain)	Consulting Services Provider	1,086,000	$47,849,160
Investment Banking & Brokerage—5.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	28,415,000	$303,016,406
Nikko Cordial Corporation (Japan)	Comprehensive Financial Services Provider	17,836,200	233,373,549
			536,389,955
Multi-Line Insurance—0.6%
Allianz SE (Germany)	Insurance, Banking & Financial Services	226,000	$53,097,657
Reinsurance—1.4%
Hannover Rueckversicherung AG (Germany)	Reinsurance	2,744,600	$133,542,705
Pharmaceuticals—9.2%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	14,026,000	$367,561,219
Novartis AG (Switzerland)	Pharmaceuticals	5,698,200	321,879,492

The Oakmark International Fund

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.7% (cont.)
Pharmaceuticals—9.2% (cont.)
Takeda Pharmaceutical Company Limited (Japan)	Pharmaceuticals & Food Supplements	1,658,600	$107,228,069
Sanofi-Aventis (France)	Pharmaceuticals	1,072,708	87,256,584
			883,925,364
Diversified Commercial & Professional Services—0.9%
Meitec Corporation (Japan)	Software Engineering Services	2,483,800	$71,210,672
G4S PLC (Great Britain)	Security Services	3,902,711	16,575,327
			87,785,999
Human Resource & Employment Services—3.0%
Adecco SA (Switzerland)	Temporary Employment Services	3,651,500	$283,839,480
Electronic Equipment Manufacturers—1.2%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	3,255,100	$85,657,048
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	27,625,464
			113,282,512
Semiconductors—6.4%
Samsung Electronics Co., Ltd. (Korea)	Consumer & Industrial Electronic Equipment Manufacturer	504,900	$309,328,787
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	3,424,979	304,597,117
			613,925,904
Semiconductor Equipment—0.0%
ASML Holding NV (Netherlands) (a)	Develop, Produce, and Market Semiconductor Manufacturing Equipment	115,500	$3,204,631
Diversified Chemicals—0.6%
Akzo Nobel N.V. (Netherlands)	Chemical Producer	671,000	$58,086,230
Fertilizers & Agricultural Chemicals—0.3%
Syngenta AG (Switzerland)	Agricultural Chemicals	162,500	$31,821,531
Specialty Chemicals—1.2%
Givaudan (Switzerland)	Fragrance & Flavor Compound Manufacturer	114,700	$113,620,139
Wireless Telecommunication Services—4.5%
SK Telecom Co., Ltd. (Korea)	Mobile Telecommunications	1,371,112	$316,119,343

The Oakmark International Fund

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—95.7% (cont.)
Wireless Telecommunication Services—4.5% (cont.)
NTT DoCoMo, Inc. (Japan)	Mobile Telecommunications	36,200	$57,331,980
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	15,521,062	52,299,643
SK Telecom Co., Ltd. (Korea) (c)	Mobile Telecommunications	405,100	11,079,485
			436,830,451
Total Common Stocks (Cost: $7,044,325,624)			9,195,506,615

Short Term Investments—4.4%
U.S. Government Agencies—1.3%
Federal Home Loan Bank, 5.12% due 7/5/2007	$75,000,000	$74,957,333
Federal Home Loan Mortgage Corporation, 5.165% due 7/25/2007	50,000,000	49,827,833
Total U.S. Government Agencies (Cost: $124,785,166)		124,785,166
Repurchase Agreement—3.1%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $298,055,258, collateralized by Government National Mortgage Association Bonds, with rates of 5.875% - 6.000%, with maturities from 4/20/2034 - 2/20/2035, and with an aggregate market value plus accrued interest of $96,173,206, and by Federal National Mortgage Association Bonds, with rates of 3.826% - 5.820%, with maturities from 9/25/2031 - 10/25/2036, and with an aggregate market value plus accrued interest of $216,667,500	$297,943,529	$297,943,529
Total Repurchase Agreement (Cost: $297,943,529)		297,943,529
Total Short Term Investments (Cost: $422,728,695)		422,728,695
Total Investments (Cost $7,467,054,319)—100.1%		$9,618,235,310
Foreign Currencies (Cost $2,128,788)—0.0%		$2,130,171
Other Liabilities In Excess Of Other Assets—(0.1%)		(12,678,435)
Total Net Assets—100%		$9,607,687,046

(a)  Non-income producing security.

(b)  All or a portion of security out on loan.

(c)  Represents an American Depository Receipt.

The Oakmark International Fund

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/07) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14

		Average Annual Total Returns (as of 6/30/07)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	2.52%	31.58%	23.98%	15.39%	15.77%
MSCI World ex U.S.	6.98%	27.09%	18.14%	7.97%	9.00%
MSCI World ex U.S. Small Cap[17]	5.16%	26.13%	24.29%	N/A	N/A
Lipper International Small Cap Index[18]	7.57%	33.40%	25.79%	14.13%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/06 was 1.37%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 3% for the quarter ending June 30, 2007, compared to the MSCI World ex U.S. Index that returned 7% and the MSCI World ex U.S. Small Cap Index that returned 5%. More importantly, however, for the past twelve months and since inception, your Fund is up 32% and 16% respectively, outpacing the MSCI World ex U.S. Index, which returned 27% and 9% respectively, and the MSCI World ex U.S. Small Cap Index, which returned 26% for the past 12 months.

Stock selection in Switzerland and Malaysia boosted the Fund during the quarter, adding almost 75 basis points to the Fund's relative performance. The Fund's German, UK, and French names detracted from performance for the quarter and account for approximately 2% of the underperformance relative to the benchmarks.

Detractors

What a difference a quarter makes! In the last quarterly report we highlighted MLP AG, one of Germany's largest independent financial advisors (IFAs), as the Fund's largest contributor to performance. The stock is down 21% this quarter and was the Fund's largest detractor to performance. The positives we highlighted last quarter still hold true. The difference is that the CFO announced in late June that he was resigning to pursue other interests. We like the CFO and were pleased with his efforts, along with the CEO, to clean up the balance sheet by selling off the non-core insurance businesses. Although we are disappointed to see him leave, the CEO will assume these responsibilities until an outside replacement is found. We are comfortable with this near-term solution since the CEO was the company's previous CFO, and we believe that he can handle both roles in the interim period. Despite the stock's price decline this quarter, we believe the long-term trends for MLP remain very positive.

Wagon, a UK engineering company, is down this quarter due to continued weak orders from key French customers Renault and Peugeot, which represent over 50% of Wagon's sales. Both companies have had poor sales performance due to lost market share, and as a result, they have decided to use excess plant capacity to perform body structure work in-house that Wagon had done for them. We view these as temporary factors for Wagon.

Contributors

Morse, a UK technology support and consulting company, has been strong this quarter. The stock was up 30% due to the spin-off of Monitise, a company that develops software that allows consumers to access bank information and

THE OAKMARK INTERNATIONAL SMALL CAP FUND

perform transactions via their mobile phones. The business is in its infancy, but it has huge potential because of its relationships with top UK-banking institutions, HSBC and Royal Bank of Scotland, as well as many mobile phone providers.

Media Prima, Malaysia's largest free-to-air broadcaster, rose 22% in the quarter. The group's newly acquired television channel, "9," is performing well, as are its radio and outdoor advertising assets. The Malaysian advertising market is expected to be strong the second half of 2007 with television, radio, and outdoor taking share from print advertising.

We discussed South Korean Daekyo Co. at the end of the first quarter when it was the largest performance detractor. At the beginning of the year, Daekyo raised prices on its educational materials, which caused subscriptions and subsequently its share price to decline. During the latter part of June, the share price rose markedly, and for the quarter the stock returned 18%. Daekyo has begun restructuring its unprofitable education-related divisions and has initiated a small share buyback program. Better management, combined with the continued rise in value of the group's holding in Shinhan Financial, were the key drivers of Daekyo's share price in the quarter.

Portfolio Composition

It was an active quarter for trading in our portfolio, and the Fund exited many positions that reached fair value, including Veda Advantage, Lisi, Pfeiffer Vacuum Technology, Asia Satellite Telecom, Prosegur Seguridad, and Gurit Holding. New additions included MDS Inc., a leading Canadian provider of products and services to the global life sciences market; Duerr AG, a German company that engineers and builds plants and manufactures machinery for the automotive industry; Estavis, a German real estate company; and Amplifon, an Italian company that supplies services and equipment to treat hearing loss.

Geographically, our portfolio weightings remain quite similar to last quarter, with the exception of adding Canadian holding, MDS, to the portfolio. Europe and the UK represent a little more than 60% of investments, North America is approximately 3%, Latin America is around 2%, and the majority of the balance excluding cash is invested in the Pacific Rim.

As we close, we encourage you to keep in mind our investment time horizon is measured in years, not quarters. We view ourselves as investors, not traders, and we focus on the long-term business dynamic of a company and its management. We generally expect to hold a stock for at least three to five years. Over time, we have found it takes this long for the market's view of a company's value to converge with our view. As long-term value investors, we will continue to focus on finding attractive, under-valued foreign companies with management teams focused on building shareholder value.

David G. Herro, CFA Portfolio Manager dherro@oakmark.com	Chad M. Clark, CFA Portfolio Manager cclark@oakmark.com

June 30, 2007

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

International Diversification—June 30, 2007 (Unaudited)

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—97.3%
Advertising—1.3%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	554,700	$18,786,591
Apparel, Accessories & Luxury Goods—2.3%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	2,133,000	$34,383,084
Automotive Retail—2.2%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	518,700	$33,070,416
Auto Parts & Equipment—2.5%
Kongsberg Automotive ASA (Norway)	Auto Parts & Equipment Manufacturer	3,527,500	$29,610,434
Wagon p.l.c. (Great Britain)	Auto Parts & Equipment Manufacturer	4,762,600	8,081,392
			37,691,826
Broadcasting & Cable TV—6.4%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	47,861,300	$41,865,641
Sogecable SA (Spain) (a)	Cable Television Services	740,400	31,115,031
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	666,396	21,763,659
			94,744,331
Home Improvement Retail—3.7%
Carpetright plc (Great Britain)	Carpet Retailer	2,403,500	$54,539,092
Movies & Entertainment—1.7%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	528,000	$25,976,495
Photographic Products—2.3%
Vitec Group plc (Great Britain)	Photo Equipment & Supplies	2,780,379	$33,778,838
Publishing—5.9%
Daekyo Co., Ltd. (Korea)	Educational Information Service Provider	386,700	$39,052,996
SCMP Group, Ltd. (Hong Kong)	Newspaper Publisher & Distributor	66,116,000	26,973,353

The Oakmark International Small Cap Fund

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.3% (cont.)
Publishing—5.9% (cont.)
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	156,000	$21,838,723
			87,865,072
Specialty Stores—1.6%
JJB Sports plc (Great Britain)	Sportswear & Sports Equipment Retailer	4,502,300	$23,145,136
Textiles—1.7%
Chargeurs SA (France)	Wool, Textile Production & Trading	790,182	$25,688,713
Distillers & Vintners—0.6%
Baron de Ley, S.A. (Spain) (a)	Beverages, Wines, & Spirits Manufacturer	131,800	$9,507,905
Household Products—2.1%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	7,302,200	$31,713,725
Packaged Foods & Meats—4.7%
Lotte Confectionery Co., Ltd. (Korea)	Candy & Snacks Manufacturer	27,167	$36,169,735
Binggrae Co., Ltd. (Korea)	Dairy Products Manufacturer	606,500	26,719,219
Alaska Milk Corporation (Philippines)	Milk Producer	56,360,000	7,189,708
			70,078,662
Asset Management & Custody Banks—5.9%
MLP AG (Germany)	Asset Management	2,427,700	$46,822,231
Julius Baer Holding AG (Switzerland)	Asset Management	567,300	40,823,307
			87,645,538
Investment Banking & Brokerage—1.6%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	1,617,400	$23,435,059
Multi-Sector Holdings—1.4%
Pargesa Holding AG (Switzerland)	Diversified Operations	185,400	$20,763,586
Real Estate Management & Development—0.8%
Estavis AG (Germany) (a)	Real Estate Investment Company	283,150	$11,266,943

The Oakmark International Small Cap Fund

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.3% (cont.)
Reinsurance—3.6%
Benfield Group Ltd. (Great Britain)	Reinsurance Service Provider	8,233,500	$53,445,157
Health Care Distributors—2.4%
Australian Pharmaceutical Industries Limited (Australia)	Pharmaceutical Products Distributor	10,999,100	$20,981,333
Amplifon S.p.A. (Italy)	Hearing Aids and Supplies Distributor	1,749,312	14,608,131
			35,589,464
Health Care Supplies—1.8%
Ansell Limited (Australia)	Protective Rubber & Plastics Products	1,526,900	$15,792,971
Medisize Holding AG (Switzerland)	Medical & Dental Applications Holding Company	140,000	11,002,865
			26,795,836
Life Sciences Tools & Services—3.1%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	2,226,700	$45,359,671
Pharmaceuticals—0.4%
Santen Pharmaceutical Co., Ltd. (Japan)	Pharmaceuticals	245,100	$5,971,980
Air Freight & Logistics—1.8%
Freightways Limited (New Zealand)	Express Package Services	6,077,400	$18,412,316
Mainfreight Limited (New Zealand)	Logistics Services	1,606,200	9,162,825
			27,575,141
Diversified Commercial & Professional Services—2.1%
Intrum Justitia AB (Sweden)	Diversified Financial Services	1,332,943	$17,833,122
Cision AB (Sweden) (a)	Business & Communication Intelligence	3,446,300	13,454,236
			31,287,358

The Oakmark International Small Cap Fund

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.3% (cont.)
Human Resource & Employment Services—2.1%
Pasona, Inc. (Japan)	Placement Service Provider	18,750	$31,827,411
Industrial Conglomerates—4.0%
Tomkins plc (Great Britain)	International Manufacturing	5,079,000	$26,517,764
Haw Par Corporation Limited (Singapore)	Diversified Operations	4,925,687	24,616,368
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	82,700	7,720,953
			58,855,085
Industrial Machinery—8.9%
Enodis plc (Great Britain)	Food Processing Equipment	12,051,450	$47,796,021
Interpump Group S.p.A. (Italy)	Pump & Piston Manufacturer	2,648,700	28,625,291
Domino Printing Sciences plc (Great Britain)	Printing Equipment	3,375,900	22,862,666
Schindler Holding AG (Switzerland)	Escalator & Elevator Manufacturer	276,100	18,647,769
Duerr AG (Germany) (a)	Automotive Industry Machinery Manufacturer	360,674	15,152,307
			133,084,054
Application Software—0.1%
Lectra (France)	Manufacturing Process Systems	106,089	$890,234
Electronic Equipment Manufacturers—5.6%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,449,500	$32,352,840
Citizen Watch Co., Ltd. (Japan)	Watch & Machine Tool Producer & Seller	2,075,000	18,723,452
Spectris plc (Great Britain)	Electronic Component Manufacturer, Designer & Marketer	907,500	16,510,498
Mabuchi Motor Co., Ltd. (Japan)	Digital Camera Motors Manufacturer	235,900	14,465,340
			82,052,130
Home Entertainment Software—2.3%
Square Enix Co., Ltd. (Japan)	Entertainment Software	1,366,500	$34,516,264

The Oakmark International Small Cap Fund

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.3% (cont.)
IT Consulting & Other Services—4.1%
Ementor ASA (Norway) (a)	Management & IT Consulting Services	3,365,800	$31,392,330
Morse plc (Great Britain)	Business & Technology Solutions	15,231,000	29,056,103
			60,448,433
Office Electronics—3.0%
Neopost SA (France)	Mailroom Equipment Supplier	207,000	$30,400,612
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	269,000	15,291,278
			45,691,890
Systems Software—0.7%
Monitise PLC (Great Britain) (a)	Mobile Banking Service Solutions	24,657,285	$10,645,573
Construction Materials—0.7%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	177,000	$10,253,196
Specialty Chemicals—1.9%
Croda International plc (Great Britain)	Chemical Producer	1,213,800	$15,526,440
Taiyo Ink Mfg. Co., Ltd. (Japan)	Manufacturer of Resist Inks	436,000	13,597,888
			29,124,328
Total Common Stocks (Cost: $1,108,841,755)			1,447,494,217

The Oakmark International Small Cap Fund

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—1.5%
Repurchase Agreement—1.5%
IBT Repurchase Agreement, 4.50% dated 6/29/2007 due 7/2/2007, repurchase price $21,827,391, collateralized by Federal National Mortgage Association Bonds, with rates of 4.690% - 7.203%, with maturities from 3/1/2029 - 9/1/2035, and with an aggregate market value plus accrued interest of $22,910,169	$21,819,209	$21,819,209
Total Repurchase Agreement (Cost: $21,819,209)		21,819,209
Total Short Term Investments (Cost: $21,819,209)		21,819,209
Total Investments (Cost $1,130,660,964)—98.8%		$1,469,313,426
Foreign Currencies (Cost $200,027)—0.0%		$200,275
Other Assets In Excess Of Other Liabilities—1.2%		18,009,765
Total Net Assets—100%		$1,487,523,466

(a)  Non-income producing security.

The Oakmark International Small Cap Fund

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion the Funds' investments and investment strategies (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data visit oakmark.com.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark Global Select Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because The Oakmark Select Fund and The Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/7/04.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The Oakmark Global Fund and The Oakmark International Fund closed to certain new investors as of 12/15/03.

The Oakmark International Small Cap Fund closed to new investors as of 5/10/02.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  4.  The quoted passage is taken from CDW to go Private in $7.3 Billion deal, Madison Dearborn offers 16% Premium for Shares written by Mike Hughlett and Becky Yerak published by the Chicago Tribune, Online Edition on May 30, 2007.

THE OAKMARK FUNDS

  5.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  6.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  7.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  The quoted passage and figures are taken from The Big One written by Stephanie Pomboy published by MacroMavens on June 29, 2007.

  12.  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  15.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI World ex U.S. Small Cap Index is the small cap component of the MSCI World ex U.S. Standard Index. Securities selected represent 40% of the small cap asset class in each developed market on a capitalization-weighted basis. This index is unmanaged and investors cannot invest directly in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Investment Philosophy

All Oakmark managers follow a consistent investment philosophy—to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

Three key tenets of our
investment philosophy:

1  Buy businesses trading at a significant discount
to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think
and act as owners.

Investment Process

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic—such as price-earnings ratio—our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

The Result: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

Who Should Invest

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

How to Use Value Funds
in an Overall Portfolio

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility—and potentially provide more consistent returns over time.

THE OAKMARK FUNDS

The Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Marv R. Rotter
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
Chad M. Clark—Vice President
Richard J. Gorman—Vice President and
  Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or
(617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: July 2007.